OPPENHEIMER FUND
             Supplement dated June 13, 1997 to the
               Prospectus dated October 25, 1996

The Prospectus is changed as follows:

1. This Prospectus Supplement replaces the Fund's Prospectus supplement dated May 1, 1997.

2. The following is added as the first paragraph under the heading "How To Buy Shares --How Much Must You Invest?" on page 25:

    Shares of the Fund are not available for sale to new investors, including shares purchased by exchange from other Oppenheimer funds, lump-sum purchases, and purchases under an Asset Builder Plan (described on page 26) or by reinvestment of dividends or distributions from other Oppenheimer funds, or under the "Reinvestment Privilege" (described on pages 37 and 38). Existing Fund shareholders may purchase additional Fund shares through subsequent investments or reinvestment of Fund dividends or distributions, until such time as the reorganization of the Fund with and into Oppenheimer Multiple Strategies Fund may close. The foregoing is subject to the right of the Fund and the Distributor, in their complete discretion, to modify or terminate the terms of this offer at any time without prior notice. The remaining sections of this Prospectus are hereby amended to conform to the terms of this offer.

3. The first footnote under the "Shareholder Transaction Expenses" table on page 3 is replaced with the following:

    (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in "Class A Contingent Deferred Sales Charge" on page 28) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares", below.

4. The following paragraphs are added at the end of "How the Fund is Managed" on page 18:

    The Board of Trustees of Oppenheimer Fund (referred to as the "Fund") has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Multiple Strategies Fund ("Multiple Strategies Fund"). The Board unanimously approved the terms of an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and

                                                   (continued)
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    the  transactions  contemplated  (the  transactions  are  referred to as the
    "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

    Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Multiple Strategies Fund, (ii) these shares of Multiple Strategies Fund would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be cancelled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

          A meeting of the shareholders of the Fund is scheduled for June 17, 1997 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). There is no assurance that the Fund's shareholders will approve the reorganization. Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials to be sent on or about April 30, 1997, to the Fund's shareholders of record as of April 11, 1997. Persons who become shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.

5. The second sentence in "Class A Shares" under "Classes of Shares" on page 23 is replaced by the following:

    If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge.

6. The following sentence is added to the end of "Which Class of Shares Should You Choose? - How Does It Affect Payments To My Broker?" on page 25:

    The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.



                                                   (continued)
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



7. The following fourth sub-paragraph is added to "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 28:

        o Purchases by a retirement plan qualified under section 401(a) if the retirement plan has total plan assets of $500,000 or more.

8. The first sentence in the second paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 28 is replaced by the following:

    The Distributor pays dealers of record commission on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis.


9. In the third paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 28, the first sentence is replaced by the following:

    If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

10. The third sentence of the second paragraph of "Reduced Sales Charges for Class A Share Purchases - Right of Accumulation" on page 29 is replaced by the following:

    The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies.

11. The third sub-paragraph in "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 32 is replaced by the following:

        o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);


                                                   (continued)
                              3

        o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

12. The following sub-paragraphs are added at the end of "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 32:

        o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

        o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

13. The following sentence is added to the end of the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 35:

    If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

14. The following is added as a new penultimate sentence to the sixth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 35:

    If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

15. The introductory phrase in the fifth sub-paragraph of "Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 36 is replaced with the following and a new sub-section (6) is added as follows:

     o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans . . . (6) for loans to participants or beneficiaries.



                                                   (continued)
                              4

16. The following sub-paragraph is added at the end of "Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 36:

        o Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

17. The section captioned "Special Investor Services" is revised by adding the following after the sub-section captioned "PhoneLink" on page 37:

    Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.



June 13, 1997                                       PS0400.008









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